Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt
Note 8 - Debt
Long-Term Debt
Long-term debt is recognized in the Company’s and Southwest’s Consolidated Balance Sheets generally at the carrying value of the obligations outstanding. However, details surrounding the fair value and individual carrying values of instruments are discussed below or provided in the table that follows.
The fair values of Southwest’s revolving credit facility (including commercial paper) and the variable-rate Industrial Development Revenue Bonds (“IDRBs”) approximate their carrying values. The fair values of the revolving credit facility and IDRBs are categorized as Level 1 based on the FASB’s fair value hierarchy, due to Southwest’s ability to access similar debt arrangements at measurement dates with comparable terms, including variable/market rates. Additionally, the borrowings by Southwest on the revolving credit facility are generally repaid quickly and the IDRBs have interest rates that reset frequently.
The fair values of Southwest’s debentures (which include senior and medium-term Notes) were determined utilizing a market-based valuation approach, where fair values are determined based on evaluated pricing data, such as broker quotes and yields for similar securities adjusted for observable differences. Significant inputs used in the valuation generally include benchmark yield curves, credit ratings, and issuer spreads. The external credit rating, coupon rate, and maturity of each security are considered in the valuation, as applicable. The fair values of debentures are categorized as Level 2 in the hierarchy.
The Centuri secured revolving credit and term loan facility and Centuri’s other debt obligations (not actively traded) are categorized as Level 3. Because Centuri’s debt is not publicly traded, fair values for the secured revolving credit and term loan facility and its other debt obligations were based on a conventional discounted cash flow methodology and utilizing current market pricing yield curves, across Centuri’s debt maturity spectrum, of other industrial bonds with an assumed credit rating comparable to the Company’s.
Carrying amounts of long-term debt and related estimated fair values as of December 31, 2019 and 2018 are disclosed in the following table. The fair value hierarchy is described in Note 1 - Background, Organization, and Summary of Significant Accounting Policies.

	December 31,
	2019		2018
	Carrying Amount	Market Value	Carrying Amount	Market Value
(Thousands of dollars)
Southwest Gas Corporation:
Debentures:
Notes, 4.45%, due 2020	$125,000	$126,673	$125,000	$126,213
Notes, 6.1%, due 2041	125,000	162,666	125,000	150,728
Notes, 3.875%, due 2022	250,000	258,550	250,000	254,195
Notes, 4.875%, due 2043	250,000	291,928	250,000	268,985
Notes, 3.8%, due 2046	300,000	308,307	300,000	267,030
Notes, 3.7%, due 2028	300,000	320,685	300,000	298,926
Notes, 4.15%, due 2049	300,000	330,138	—	—
8% Series, due 2026	75,000	96,905	75,000	93,827
Medium-term notes, 7.78% series, due 2022	25,000	27,500	25,000	27,497
Medium-term notes, 7.92% series, due 2027	25,000	32,543	25,000	30,016
Medium-term notes, 6.76% series, due 2027	7,500	9,156	7,500	8,651
Unamortized discount and debt issuance costs	(14,450)		(11,807)
	1,768,050		1,470,693
Revolving credit facility and commercial paper	150,000	150,000	150,000	150,000
Industrial development revenue bonds:
Variable-rate bonds:
Tax-exempt Series A, due 2028	50,000	50,000	50,000	50,000
2003 Series A, due 2038	50,000	50,000	50,000	50,000
2008 Series A, due 2038	50,000	50,000	50,000	50,000
2009 Series A, due 2039	50,000	50,000	50,000	50,000
Unamortized discount and debt issuance costs	(1,717)		(2,024)
	198,283		197,976
Less: current maturities	(125,000)		—
Long-term debt, less current maturities – Southwest Gas Corporation	$1,991,333		$1,818,669
Centuri:
Centuri term loan facility	$244,812	252,182	$255,959	260,135
Unamortized debt issuance costs	(1,101)		(1,414)
	243,711		254,545
Centuri secured revolving credit facility	60,021	60,057	—	—
Centuri other debt obligations	43,929	44,787	67,104	67,053
Less: current maturities	(38,512)		(33,060)
Long-term debt, less current maturities – Centuri	$309,149		$288,589
Consolidated Southwest Gas Holdings, Inc.:
Southwest Gas Corporation long-term debt	$2,116,333		$1,818,669
Centuri long-term debt	347,661		321,649
Less: current maturities	(163,512)		(33,060)
Long-term debt, less current maturities – Southwest Gas Holdings, Inc.	$2,300,482		$2,107,258

Southwest has a $400 million credit facility which expires in March 2022. Southwest designates $150 million of capacity related to the facility as long-term debt and has designated the remaining $250 million for working capital purposes. Interest rates for the credit facility are calculated at either the London Interbank Offered Rate (“LIBOR”) or an “alternate base rate,” plus in each case an applicable margin that is determined based on Southwest’s senior unsecured debt rating. At December 31, 2019, the applicable margin is 1% for loans bearing interest with reference to LIBOR and 0% for loans bearing interest with reference to the alternative base rate. Southwest is also required to pay a commitment fee, of 0.10% per annum, on the unfunded portion of the commitments, which was not significant for the year ended December 31, 2019. At December 31, 2019, $150 million was outstanding on the long-term portion (including $50 million under the commercial paper program discussed below). The effective interest rate on the long-term portion of the credit facility was 2.57% at December 31, 2019. Borrowings under the credit facility ranged from $44 million during the third quarter of 2019 to a high of $366 million during the second quarter of 2019.
Southwest has a $50 million commercial paper program. Any issuance under the commercial paper program is supported by Southwest’s current revolving credit facility and, therefore, does not represent additional borrowing capacity. Any borrowing under the commercial paper program will be designated as long-term debt. Interest rates for the program are calculated at the then current commercial paper rate. At December 31, 2019, and as noted above, $50 million was outstanding under the commercial paper program.
In May 2019, Southwest issued $300 million in 4.15% Senior Notes at a discount of 0.051%. The Notes will mature in June 2049. The proceeds were used to repay a portion of amounts then outstanding under its credit facility and commercial paper program.
In November 2018, Centuri, in association with the acquisition of Linetec (refer to Note 17 - Business Acquisitions), amended and restated its senior secured revolving credit and term loan facility, increasing the borrowing capacity from $450 million to $590 million; the amended facility is scheduled to expire in November 2023. This facility includes a revolving credit facility and a term loan facility. The line of credit portion of the facility is $325 million; amounts borrowed and repaid under the revolving line of credit facility are available to be re-borrowed. The term loan facility portion has a limit of approximately $265 million. The $590 million revolving credit and term loan facility is secured by substantially all of Centuri’s assets except those explicitly excluded under the terms of the agreement (including owned real estate and certain certificated vehicles). Centuri assets securing the facility at December 31, 2019 totaled $1.3 billion. At December 31, 2019, $305 million in borrowings were outstanding under Centuri’s combined secured revolving credit and term loan facility.
Interest rates for Centuri’s $590 million secured revolving credit and term loan facility are calculated at LIBOR, the Canadian Dealer Offered Rate (“CDOR”), or an alternate base rate or Canadian base rate, plus in each case an applicable margin that is determined based on Centuri’s consolidated leverage ratio. The applicable margin ranges from 0.875% to 2.25% for loans bearing interest with reference to LIBOR or CDOR and from 0.00% to 1.25% for loans bearing interest with reference to the alternate base rate or Canadian base rate. Centuri is also required to pay a commitment fee on the unfunded portion of the commitments based on their consolidated leverage ratio. The commitment fee ranges from 0.125% to 0.35% per annum. Borrowings under the secured revolving credit facility ranged from a low of $6 million during the first quarter of 2019 to a high of $99 million during the third quarter of 2019.
All amounts outstanding are considered long-term borrowings. The effective interest rate on the secured revolving credit and term loan facility was 3.2% at December 31, 2019.
It is currently anticipated that LIBOR may be discontinued as a benchmark or reference rate after 2021. As of December 31, 2019, $17 million of borrowings were outstanding for the holding company under its credit facility, $294 million of Southwest’s outstanding borrowings under its credit facility (other than from its commercial paper program), and $188 million of Centuri’s outstanding borrowings under its credit facility have interest rates with reference to LIBOR and maturity dates that extend beyond 2021. The outstanding amounts reflect approximately 13% of Southwest’s total debt and 19% of total debt (including current maturities) for the Company overall. In order to mitigate the impact of the discontinuation on the Company’s financial condition and results of operations, Southwest and Centuri will continue to monitor developments with respect to alternative rates and work with lenders to determine the appropriate alternative reference rate for variable rate indebtedness. However, at this time the Company and Southwest can provide no assurances as to the impact a LIBOR discontinuation will have on their financial condition or results of operations. Any alternative rate may be less predictable or less attractive than LIBOR.
The effective interest rates on Southwest’s variable-rate IDRBs are included in the table below:

	December 31,
	2019	2018
2003 Series A	2.51%	2.61%
2008 Series A	2.46%	2.52%
2009 Series A	2.37%	2.51%
Tax-exempt Series A	2.32%	2.53%

In Nevada, interest fluctuations due to changing interest rates on Southwest’s 2003 Series A, 2008 Series A, and 2009 Series A variable-rate IDRBs are tracked and recovered from customers through a variable interest expense recovery mechanism.
None of Southwest’s debt instruments have credit triggers or other clauses that result in default if bond ratings are lowered by rating agencies. Interest and fees on certain debt instruments are subject to adjustment depending on Southwest’s bond ratings. Certain debt instruments are subject to a leverage ratio cap and the 6.1% Notes due 2041 are also subject to a minimum net worth requirement. At December 31, 2019, Southwest was in compliance with all of its covenants. Under the most restrictive of the financial covenants, approximately $2.4 billion in additional debt could be issued while still meeting the leverage ratio requirement. Relating to the minimum net worth requirement, as of December 31, 2019, there is at least $1.5 billion of cushion in equity. No specific dividend restrictions exist under the collective covenants. None of the debt instruments contain material adverse change clauses.
Certain Centuri debt instruments have leverage ratio caps and fixed charge ratio coverage requirements. At December 31, 2019, Centuri was in compliance with all of its covenants. Under the most restrictive of the covenants, Centuri could issue over $184 million in additional debt and meet the leverage ratio requirement. Centuri has at least $53 million of cushion relating to the minimum fixed charge ratio coverage requirement. Centuri’s revolving credit and term loan facility is secured by underlying assets of the utility infrastructure services segment. Centuri’s covenants limit its ability to provide cash dividends to Southwest Gas Holdings, Inc., its parent. The dividend restriction is equal to a maximum of 60% of its rolling twelve-month consolidated net income.
Estimated maturities of long-term debt for the next five years are:

(Thousands of dollars)	Southwest	Centuri	Total
2020	$125,000	$38,512	$163,512
2021	—	33,785	33,785
2022	425,000	35,783	460,783
2023	—	240,681	240,681
2024	—	—	—

Short-Term Debt
In March 2017, Southwest Gas Holdings, Inc. entered into a credit facility with a borrowing capacity of $100 million that expires in March 2022. The Company utilizes this facility for short-term financing needs. Interest rates for this facility are calculated at either LIBOR or the “alternate base rate,” plus in each case an applicable margin that is determined based on the Company’s senior unsecured debt rating. At December 31, 2019, the applicable margin is 1.125% for loans bearing interest with reference to LIBOR and 0.125% for loans bearing interest with reference to the alternative base rate. The Company is also required to pay a commitment fee, of 0.15% per annum, on the unfunded portion of the commitments, which was not significant for the period ended December 31, 2019. Borrowings under the credit facility ranged from none at various times throughout 2019 to a high of $17 million during the fourth quarter of 2019. At December 31, 2019, there was $17 million outstanding under this facility with a weighted average interest rate of 2.749%. There were no borrowings outstanding under this facility at December 31, 2018.
At December 31, 2019, Southwest Holdings, Inc. was in compliance with all of its credit facility covenants. Interest and fees on the credit facility are subject to adjustment depending on its bond ratings. The credit facility is subject to a leverage ratio cap. No specific dividend restrictions exist under the collective covenants. The credit facility does not contain a material adverse change clause.
As indicated above, Southwest has a $400 million credit facility that is scheduled to expire in March 2022, of which $250 million has been designated by management for working capital purposes. Southwest had $194 million and $152 million of short-term borrowings outstanding with weighted average interest rates of 2.61% and 3.47%, at December 31, 2019 and 2018, respectively.